Exhibit 99.1 Annual Meeting of Shareholders May 3, 2022 2022

Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to continuing to monitor and adapt to the COVID pandemic; sustainability priorities, including is Scope 1 and 2 net zero goal by 2050 and greenhouse gas emissions intensity goals for 2023 and 2030 for its oil sands operations; the company’s climate strategy and impact of investments and energy solutions for a lower-carbon future; plans to construct a renewable diesel facility at Strathcona, including timing of a final investment decision and impact of renewable diesel; the impact of the Oil Sands Pathways to Net Zero alliance; Kearl future unit cash cost targets, production outlook of 280kbd in 2024 and evaluating future potential; the Cold Lake long term strategy, GHG intensity reductions, production outlook to 2030 and the timing and impact of select technologies; Downstream strategy to increase profitability across the value chain, including strategic investments and lower-carbon product offering; industry fuel demand; total annual capital expenditure forecast; the value, impact and timing of innovative solutions and technologies; free cash flow outlook scenarios at various prices; estimated dividend per share for 2022; capital allocation priorities and commitment to return surplus cash to shareholders; and the company’s winning strategy. Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix across various assets; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets; production life, resource recoveries and reservoir performance; the adoption and impact of new facilities or technologies on capital efficiency, production and reductions to greenhouse gas emissions intensity, including but not limited to next generation technologies using solvents to replace energy intensive steam at Cold Lake, boiler flue gas technology at Kearl, Strathcona’s renewable diesel complex and support for and advancement of carbon capture and storage; that any required support from policymakers and other stakeholders for various new technologies such as carbon capture and storage will be provided; the amount and timing of emissions reductions; plans to mitigate climate risk and the resilience of company strategy to a range of pathways for society’s energy transition; applicable laws and government policies, including taxation, restrictions in response to COVID-19 and with respect to climate change and greenhouse gas emissions reductions; that regulatory approvals will be provided in a timely manner; performance of third-party service providers; refinery utilization and product sales; cash generation, financing sources and capital structure, such as dividends and shareholder returns; capital and environmental expenditures; and evolution of COVID-19 and its impacts on Imperial’s ability to operate its assets could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market or economic conditions and resulting demand, price, differential and margin impacts; political or regulatory events, including changes in law or government policy, applicable royalty rates, tax laws, and actions in response to COVID-19; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; failure or delay of supportive policy and market development for emerging lower emission energy technologies; the receipt, in a timely manner, of regulatory and third-party approvals; environmental risks inherent in oil and gas activities; third-party opposition to company and service provider operations, projects and infrastructure; availability and allocation of capital; availability and performance of third-party service providers; unanticipated technical or operational difficulties; transportation for accessing markets; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; commercial negotiations; project management and schedules and timely completion of projects; unexpected technological developments; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to commercial scale on a cost- competitive basis; reservoir analysis and performance; operational hazards and risks; cybersecurity incidents; currency exchange rates; the pace of regional and global economic recovery from the COVID-19 pandemic and the occurrence and severity of future outbreaks and variants; general economic conditions, including the occurrence and duration of economic recessions; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of the company’s most recent annual report on Form 10-K and interim reports on Form 10-Q. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Imperial | 2022 | 2

Meeting proceedings Brad Corson Chairman, President and CEO Ian Laing Corporate Secretary

David Bradley Matthew Krystyna Miranda Jack David Cornhill Corson Crocker Hoeg Hubbs Mintz Sutherland Election of directors

Appointment of the auditor PricewaterhouseCoopers LLP

Shareholder proposal

Chairman’s remarks Brad Corson Chairman, President and CEO

Reflections on the past year Strong results and substantial progress on strategic priorities § Strong commodity prices, recovering demands î Well-positioned to benefit from recovery coming out of pandemic § Outstanding operational performance î Highest Upstream production on record î Strong Downstream utilization and product sales, highest Chemical earnings in over 30 years § Outstanding financial performance 1 î ~$5.5B cash flow from operations, ~$4.5B free cash flow î Cost efficiencies in excess of $1B vs. 2019 § All-time high shareholder returns î ~$3B returned via dividend and buybacks § Advancing low carbon solutions î Founding member of Oil Sands Pathways to Net Zero alliance î Announced new GHGi reduction goal, intent to progress renewable diesel project at Strathcona refinery I Imp mperi erial al | | 2 20 02 22 2 | | 8 8 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation

Safety performance Managing the challenges of COVID § Continue to demonstrate industry leading safety performance § Robust COVID protocols enabled uninterrupted operations and product supply î Careful management of workforce health and safety î Leveraged technology to minimize on-site personnel î Continued rapid testing protocols as required î Enhanced cleaning, health screening, PPE at sites § Ongoing community support § Continuing to monitor and adapt as pandemic situation evolves I Imp mperi erial al | | 2 20 02 22 2 | | 9 9

Imperial sustainability priorities Advancing responsible energy solutions for a better tomorrow Indigenous reconciliation Climate Land and water People Strengthen collaboration and Develop pathways in Further improve Cultivate a workplace where partnerships with Indigenous support of a net-zero future environmental performance everyone feels included, communities in an effort to by protecting water resources diverse perspectives are § Goal to reduce operated oil generate economic benefits and promoting biodiversity valued and our people are sands GHGi by 30% by 2030 and continue the journey of empowered today and § Net-zero goal by 2050 in reconciliation prepared for tomorrow 1 operated oil sands Meaningful investment to drive real ESG impact Strategic investment Imperial | 2022 | 10 1 Scope 1 and 2 emissions

Innovating for a lower carbon future Advancing carbon solutions OIL SANDS PATHWAYS RENEWABLE DIESEL GHGi REDUCTION TO NET ZERO PROJECT PROGRESS • Founding member of Oil Sands • Helping our customers reduce • Expanded commercial Pathways to Net Zero alliance their GHG emissions application of LASER • Potential to reduce emissions by • Pursuing various pathways and • Successful startup of first boiler 1 3MT annually technologies to net zero flue gas unit at Kearl • Blue H produced with CCS 2 • CO trunkline foundational • Renewable power purchase 2 project• Clean Fuel Regulation competitive agreement compliance opportunity • Pursuing CCS emissions reduction • Co-processing pilot at Sarnia opportunity at Cold Lake • Locally sourced biofeedstock and Nanticoke • Potential to be one of the first • Producing premium fuel• 2030 goal to reduce emissions CCS projects within Pathways intensity at oil sands operations • Performs well in cold weather initiative 1 Imperial | 2022 | 11 Net zero scope 1 and 2 emissions in operated oil sands

2021 Upstream performance Demonstrated strong operational performance and sustained improvements 2021 vs. 2019 § Raised production by 8% in 2021 vs. 2019 Upstream net income ($M) 1,395 +3%î the highest level in over 30 years 1 § Sustained unit cost improvements, Production (koebd) 428 +8% î down 3% vs. 2019, down 10% excluding energy input costs 2 § Progressed GHG intensity reduction projects GHG intensity (t CO e/m3) .35 -12% 2 î Key examples: Mahkeses LASER and Kearl boiler flue gas Production Imperial share, before royalties. Energy cost includes predominantly natural gas, diesel and power. Unit cost ex. energy excludes all 2019 and 2021 energy costs. 1 Non-GAAP financial measure and ratio – see supplemental information for definition and reconciliation 2 Preliminary estimate Greenhouse gas intensity for oil sands operated assets (TIER basis, metric tonnes CO2 equivalent per cubic meter of production) Imperial | 2022 | 12

Kearl journey Stable, reliable operations enabling acceleration of optimization phase kbd $US/bbl 300 40 § Targeting 280 kbd in 2024, earlier than prior outlook 200 1 § Continuing to drive down unit cash cost <$20 USD/bbl 20 § Evaluating future production potential 280–300 kbd 100 î Enhanced recovery, plant debottlenecks, mine fleet expansion 0 0 Production 100% interest, before royalties 1 Non-GAAP financial ratio – see supplemental information for definition and reconciliation Imperial | 2022 | 13

Cold Lake strategy Maximize asset value and cash flow through transformational GHG strategy Transition to lower emission technology kbd Lower emissions production Base Base infills 200 100 § Strategy to sustain volumes through resilient investments and GHG transformation 0 2021 2024 2027 2030§ Accelerating solvent technologies, while increasing profitability and reducing reliance on steam Reduction in GHG intensity t CO e/m3 2 § ~24% reduction in GHG intensity vs. prior plan 0.5 0.0 2021 - 2025 2026 - 2030 Imperial | 2022 | 14 Current Outlook Prior Plan

2021 Downstream & Chemical performance

Resilient business model, focused on increasing profitability

	2021		vs. 2019
Net income ($M)[1]	1,256	↑	+17%
Production & manufacturing expense ($M)[1]	1,655	↓	-20%
Refinery utilization	89%	↑	+6%
Petroleum product sales (kbd)	456	↓	-4%
Petrochemical sales (kT)	831	↑	+14%

- Canadian economic activity increasing
- Gasoline, diesel demand recovering to pre-COVID levels, jet demand continues to lag
- Further structural cost reductions achieved
- Focusing on profitable volume and margin growth
  - Strategic investments in efficient logistics
  - Volume growth in high-value markets
  - Maximizing the benefits of integration
  - Developing a compelling lower-carbon product offering

[1] *Combined Downstream & Chemical results*

Imperial | 2022 | 15

Innovation delivers shareholder value

Further enhancing Imperial's offer with innovative solutions and technologies

Strathcona renewable diesel



- 20 kbd of renewable diesel from locally grown feedstock and low carbon H_2
- Grassroots facility integrated with Strathcona refinery
- ~3 MT CO2/yr reduction compared to conventional fuels

Customer-intimate product development



- High-density polyethylene (PE) for rotational and injection molding
- Custom-built PE grades based on customer needs
- Highly regarded technical service and product trials

Cyclic solvent process



- Non-thermal cyclic process, no water required
- Pursuing commercial scale deployment at Cold Lake
- 90% reduction in GHG intensity

Autonomous hauling


CAT

- Autonomous platform enables optimization across Kearl mine fleet
- On-track to be first fully autonomous oil sands mining operator by 2023
- Captures unit cost savings

Imperial | 2022 | 16

Capital expenditure forecast Low sustaining capital requirement with select growth opportunities 1 Annual capital expenditure forecast § 2022 target of $1.4B, down $0.2B from previous plan $B 2 2 § Sustaining capital averages ~$1B over period î Predominantly Upstream î Kearl in-pit tailings drives higher spend in 2022 î Upstream sustaining capital averages ~$5/bbl 1 § High return Growth/GHG capital averages ~$0.4B î Kearl debottlenecking and boiler flue gas î Cold Lake Grand Rapids and other solvent technologies î Strathcona renewable diesel 0 2021 2022 2023 2024 2025 2026 Sustaining Growth/GHG Prior outlook 1 See supplemental information for definition 2 Imperial | 2022 | 17 Sustaining capital represents anticipated spending to maintain productive capacity of existing assets

Record-setting performance in 2021 Delivered continued cash flow growth Annual cash flow from operating activities $B 6 § Strong integrated performance across all business lines î Record cash flow from operating activities 4 î Record Upstream production 2 î Record Chemical earnings î Strong Downstream operations and cash flow 0 2016 2017 2018 2019 2020 2021 § Highest-ever shareholder distributions of nearly $3B 1,2 Free cash flow forecast î Largest dividend increase in company history $B î Accelerated share repurchases under NCIB 6 1 § Robust free cash flow outlook 4 î Fully integrated, balanced business model 2 î Low sustaining capital requirements 0 $50 $60 $70 $80 $US WTI Imperial | 2022 | 18 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation 2 2022-2026 period average, WCS differential varies with WTI price case ($US 10/$US 50, $US 12/$US 60, $US 15/$US 70 and $US 80 respectively), $US 0.80 exchange rate, Downstream and Chemical margins normalized over time

Record cash returned to shareholders in 2021 Robust free cash flow outlook Annual cash distributions Dividend per share (paid basis) $B $ 2 6 4 1 2 0 0 2016-20 Avg 2021 2016 2017 2018 2019 2020 2021 2022 Dividend Buyback Imperial | 2022 | 19

Our winning strategy

Discipline and focus

Share price performance



$/share
70
60
50
40
30
20
10
0
Jan'20
Jul'20
Jan'21
Jul'21
Jan'22

- Disciplined focus on existing assets
  - Efficiency, reliability, capital efficient investment
  - Industry leading cost structure
  - Driving value in mature, competitive downstream business
- Progress towards ESG targets in evolving environment
  - Value generating investment on path to net-zero
  - Scope 3 – working to help customers reduce their emissions
- Shareholder returns
  - Sustainable and growing dividend
  - Share repurchases
- Capital discipline
  - Selective high-return growth
  - Support robust free cash flow
- Resilience through the cycle
  - Capturing value through integration
  - Adapting to market dynamics

Imperial | 2022 | 20

Supplemental Information Capital and exploration expenditures Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company’s share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.. Non-GAAP financial measures and other specified financial measures Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, and “specified financial measures” under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators. Reconciliation of these financial measures to the most comparable GAAP financial measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures. Free cash flow Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is cash flows from (used in) operating activities within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business. Reconciliation of free cash flow millions of Canadian dollars 2021 2020 2019 From Imperial's Consolidated statement of cash flows Cash flows from (used in) operating activities 5,476 798 4,429 Cash flows from (used in) investing activities Additions to property, plant and equipment (1,108) (868) (1,636) Proceeds from asset sales 81 82 82 Loans to equity companies - net 15 (16) (150) Free cash flow 4,464 (4) 2,725 Imperial | 2022 | 21

Supplemental Information

Cash operating costs (Cash costs)

Cash operating costs is a non-GAAP financial measure that consists of total expenses, less costs that are non-cash in nature, including, Purchases of crude oil and products, Federal excise taxes and fuel charge, Depreciation and depletion, Non-service pension and postretirement benefit, and Financing. The components of cash operating costs include (1) Production and manufacturing, (2) Selling and general and (3) Exploration, from the company's Consolidated statement of income, and as disclosed in Attachment III of this document. The sum of these income statement lines serve as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company's Consolidated statement of income. This measure is useful for investors to understand the company's efforts to optimize cash through disciplined expense management.

Reconciliation of cash operating costs

millions of Canadian dollars	**2021**	2020	2019
From Imperial's Consolidated statement of Income			
Total expenses	**34,307**	24,796	32,055
Less:			
Purchases of crude oil and products	**23,174**	13,293	20,946
Federal excise taxes and fuel charge	**1,928**	1,736	1,808
Depreciation and depletion	**1,977**	3,293	1,598
Non-service pension and postretirement benefit	**42**	121	143
Financing	**54**	64	93
Total cash operating costs	**7,132**	6,289	7,467

Unit cash operating costs (Unit cash costs)

Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

Components of unit cash operating cost

	2021				2020				2019			
millions of Canadian dollars	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude
Production and manufacturing	**4,661**	**1,902**	**1,117**	**1,388**	3,852	1,585	920	1,107	4,440	1,964	907	1,286
Selling and general	**-**	**-**	**-**	**-**	-	-	-	-	-	-	-	-
Exploration	**32**	**-**	**-**	**-**	13	-	-	-	47	-	-	-
Cash operating costs	**4,693**	**1,902**	**1,117**	**1,388**	3,865	1,585	920	1,107	4,487	1,964	907	1,286
Gross oil-equivalent production (thousands of barrels per day)	**428**	**186**	**140**	**71**	398	158	132	69	398	145	140	73
Unit cash operating cost ($/oeb)	**30.04**	**28.02**	**21.86**	**53.56**	26.53	27.41	19.04	43.83	30.89	37.11	17.75	48.26
USD converted at the YTD average forex *2021 US$0.80; 2020 US$0.75; 2019 US$0.75*	**24.03**	**22.42**	**17.49**	**42.85**	19.90	20.56	14.28	32.87	23.17	27.83	13.31	36.20

(a) Upstream includes Kearl, Cold Lake, Imperial's share of Syncrude and other.

Imperial | 2022 | **22**

Q&A

Scrutineers’ report Ian Laing Corporate Secretary

Annual Meeting of Shareholders May 3, 2022 2022